SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  November 19, 1999
(Date of earliest event reported)

Commission File No. 333-56213




                              ACE Securities Corp.
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       Delaware                                          56-2088493
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina                                          28211
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Address of principal executive offices                           (Zip Code)



                                 (704) 365-0569
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               Registrant's Telephone Number, including area code


                                    No Change
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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            On November 18, 1999, ACE Securities Corp. (the "Corporation"), sold Mortgage Lenders Network Home Equity Loan Trust 1999-2, Asset-Backed Notes, Series 1999-2, Class A (the "Offered Notes"), having an aggregate original principal balance of $144,953,790.00. The Offered Notes were issued pursuant to the Indenture, dated as of November 1, 1999 (the "Agreement"), between the Issuer and the Indenture Trustee, a copy of which is filed as an exhibit hereto.

            Credit support for the Offered Notes is provided by a financial guaranty insurance policy (the "Note Insurance Policy") issued by Financial
Security Assurance Inc. ("FSA") in favor of the Indenture Trustee for the benefit of the Noteholders of the Offered Notes.

            As of the date of initial issuance, the Offered Notes evidenced beneficial ownership interests in a trust (the "Trust"), consisting of (i) a pool of primarily fixed rate and adjustable rate, residential one- to four-family, first lien mortgage loans; (ii) principal and interest payments on the the mortgage loans (including prepayment premiums); (iii) the trust's rights under a mortgage loan sale agreement and a servicing agreement; and (iv) certain other property.

            Interest on the Offered Notes will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Notes will be allocated to the Offered Notes in accordance with the priorities set forth in the Agreement.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------

(EX-99.1)                               Indenture, dated as of November 1, 1999,
                                        between the Issuer and the Indenture
                                        Trustee.

(EX-99.2)                               Servicing Agreement, dated as of
                                        November 1, 1999, among MLN, as
                                        servicer, the Issuer and the Indenture
                                        Trustee.

(EX-99.3)                               Financial Guaranty Insurance Policy
                                        covering the Class A Notes issued by
                                        Financial Security Assurance Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACE SECURITIES CORP.


November 19, 1999

                                        By:    /S/ Elizabeth Eldridge
                                               ------------------------
                                        Name:  Elizabeth Eldridge
                                        Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-99.1)               Indenture, dated as of November 1, 1999,        E
                        between the Issuer and the Indenture
                        Trustee.

(EX-99.2)               Servicing Agreement, dated as of                E
                        November 1, 1999, among MLN, as
                        servicer, the Issuer and the Indenture
                        Trustee.


(EX-99.3)               Financial Guaranty Insurance Policy             E
                        covering the Class A Notes issued by
                        Financial Security Assurance Inc.